EXHIBIT 99.3

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial data are presented to illustrate the effect of the following acquisitions (“the Acquisitions”):

1. the October 13, 2022, acquisition by the Company, from i2W Ltd, a company incorporated and registered in England and Wales (“Seller”), and Jonathan Kiekbusch, Ezekiel Daldy, and Lyndsay Kiekbusch, shareholders of the Seller (collectively, the “Guarantors”), for the purchase of all of the issued share capital (“Sale Shares”) of SEO Butler Limited, under the “i2W Share Purchase Agreement”. Seller is the owner of the legal and beneficial title to the Sale Shares of SEO Butler Limited ("SEO Butler"), which operates as a productised service business operated via the seobutler.com website and the custom build order management system on orders.seobutler.com and under the SEOButler and PBNButler names, which will be know as “SEO Butler” (the “SEO Butler Acquisition”); and

2. the October 14, 2022, acquisition (the “BCP Media Acquisition”) by the Company, from BCP Media, Inc., a Florida corporation (“BCP Media”), and Caitlin Pyle and Cody Lister, principals of BCP Media under the Asset Purchase Agreement (“BCP Agreement”). Pursuant to the BCP Agreement, the Company purchased from BCP Media, substantially all the Proofreading Business (defined below) assets of BCP Media and assigned the acquired assets to the Company, which, pursuant to the BCP Asset Purchase Agreement and certain ancillary agreements, will operate the business of online proofreading training (the “Proofreading Business”) via the following websites: ProofreadAnywhere.com, WorkAtHomeSchool.com, and WorkYourWay2020.com. Collectively, the acquired companies of SEO Butler and BCP Media will be referred to as the “Acquired Businesses.”

The following unaudited pro forma combined balance sheet data as of June 30, 2022 is presented as if the Acquisitions had occurred on June 30, 2022. The following unaudited pro forma combined statement of operations data for the six months ended June 30, 2022 and the year ended December 31, 2021 is presented as if the Acquisitions occurred on January 1, 2021.

The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable under the circumstances; however, the actual results could differ. The pro forma adjustments are directly attributable to the Acquisition and are expected to have a continuing impact on the results of operations of the Company. Management believes that all adjustments necessary to present fairly the unaudited pro forma combined financial statements have been made. The unaudited pro forma combined financial statements are presented for informational purposes only and are not necessarily indicative of the results of operations that would have resulted had the Acquisition been consummated on the dates indicated, and should not be construed as being representative of the Company’s future results of operations or financial position.

The Acquired Businesses assets, liabilities and results of operations presented herein were derived from the audited financial statements of the Acquired Businesses for the years ended December 31, 2021 and 2020, the unaudited interim financial statements for the six months ended June 30, 2022 for BCP Media, and for the years ended November 30, 2021 and 2020 and the unaudited interim financial statements for the six months ended May 31, 2022 for SEO Butler (collectively, the “Acquired Business Financial Statements”).

The unaudited pro forma combined financial statement data should be read in conjunction with (a) the historical consolidated financial statements and accompanying notes thereto of the Company for the year ended December 31, 2021, which were included in the Company’s Form S-1 Registration Statement for the year ended December 31, 2021, as filed with the Securities and Exchange Commission on April 7, 2022, as amended (the “ Registration Statement”), (b) the historical unaudited consolidated quarterly financial statements and accompanying notes thereto of the Company for the six months ended June 30, 2022, which were included in the Company’s Form 10-Q for the six months ended June 30, 2022, as filed with the Securities and Exchange Commission on August 15, 2022 and (c) the Acquired Business Financial Statements, which are included as Exhibits 99.1 [and 99.2] to this Current Report on Form 8-K/A of which these Unaudited Pro Forma Combined Financial Statements are included as Exhibit 99.2/[99.3].

The unaudited pro forma combined financial statements included herein constitute forward-looking information and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. See the sections titled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Information” in the Registration Statement and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, as filed with the Commission on November 11, 2022.

ONFOLIO HOLDINGS, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF JUNE 30, 2022

	Consolidated Historical June 30, 2022	SEO Butler	SEO Butler Pro Forma Adjustments (See Notes)		BCP Media	BCP Media Pro Forma Adjustments (See Notes)		Other Transaction Accounting Adjustments (See Notes)		Combined Pro Forma June 30, 2022
ASSETS
Current Assets
Cash and cash equivalents	$424,720	$87,221	(950,000)	{a)	$833,434	(2,933,434)	(a)	$12,434,485	(f)	$9,896,426
Accounts receivable, net	37,650									37,650
Deferred contract costs			-		93,404	(93,404)	(c)			-
Inventory	108,194									108,194
Prepaid expenses and other current assets	211,426		-		2,545	(2,545)	(c)	(179,016)	(f)	32,410
Total current assets	781,990	87,221	(950,000)		929,383	(3,029,383)		12,255,469		10,074,680

Non-current Assets
Fixed Assets, net	-		-		9,996	(9,996)	(c)			-
Intangible assets	1,308,260		506,000	(d)		1,826,000	(d)			3,640,260
Due from related party	138,786									138,786
Investment in unconsolidated joint ventures, cost method	160,901									160,901
Investment in unconsolidated joint ventures, equity method	278,263									278,263
Goodwill	-		357,020	(e)		3,249,014	(e)			3,606,034
										-
TOTAL ASSETS	2,668,200	87,221	(86,980)		939,379	2,035,635		12,255,469		17,898,924

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and other current liabilities	295,181	241	-		1,234	(1,234)	(c)			295,422
Dividends payable	45,351									45,351
Due to joint ventures	185,000									185,000
Acquisition notes payable	17,323									17,323
Notes Payable	41,363		-			2,399,000	(b)			2,440,363
Contingent consideration			-			-	(b)			-
Deferred Revenue	35,980				516,014					551,994
Total current liabilities	620,198	241	-		517,248	2,397,766		-		3,535,453

Total liabilities	620,198	241	-		517,248	2,397,766		-		3,535,453

STOCKHOLDERS' EQUITY
Net parent investment	-	373,620	(373,620)	(c)						-
Preferred stock	69	-								69
Common stock	2,356	-	-		93	(93)	(c)	2,754	(f)	5,110
Additional paid-in capital	7,298,713	-	-		215,487	(155,487)	(b), (c)	12,252,715	(f)	19,611,428
Retained earnings (accumulated deficit)	(5,253,136)	(286,640)	286,640	(c)	206,551	(206,551)	(c)	-		(5,253,136)
Total stockholders' equity	2,048,002	86,980	(86,980)		422,131	(362,131)		12,255,469		14,363,471

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,668,200	$87,221	$(86,980)		$939,379	$2,035,635		$12,255,469		$17,898,924

ONFOLIO HOLDINGS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2022

	Consolidated Historical June 30, 2022	SEO Butler	SEO Butler Pro Forma Adjustments		BCP Media	BCP Media Pro Forma Adjustments		Transaction Accounting Adjustments	Combined Pro Forma June 30, 2022

Revenues	$357,822	$332,527	$-		$1,650,558	$-		$-	$2,340,907
Cost of revenues	208,112	210,573	-		703,290	-		-	1,121,975
Gross profit	149,710	121,954	-		947,268	-		-	1,218,932

Operating expenses:
Selling, general and administrative expenses	1,031,663	51,773	44,583	(f)	312,832	140,917	(f)	-	1,581,768
Professional Fees	328,858		-		127,489	-		-	456,347
Total operating expenses	1,360,521	51,773	44,583		440,321	140,917		-	2,038,115

Income (loss) from operations	(1,210,811)	70,181	(44,583)		506,947	(140,917)		-	(819,183)

Other income (expense):
Equity Method Income	6,309	-	-		-	-		-	6,309
Dividend Income	1,333	-	-		-	-		-	1,333
Interest income (expense), net	1,144	-	-		-	(35,985)	(g)	-	(34,841)
Other income	1,354	3	-		-	-		-	1,357
Other expense	(29,557)	-	-		-	-		-	(29,557)
Loss on sale of asset	(34,306)	-	-		-	-			(34,306)
Total other income (expense)	(53,723)	3	-		-	(35,985)		-	(89,705)

Income (loss) before income taxes	(1,264,534)	70,184	(44,583)		506,947	(176,902)		-	(908,888)
Income tax benefit	-	-	-		-	-		-	-
Net income (loss)	(1,264,534)	70,184	(44,583)		506,947	(176,902)		-	(908,888)
									-
Dividends on Preferred stock	(45,728)								(45,728)
Net income (loss) available to Common Shareholders	$(1,310,262)	$70,184	$(44,583)		$506,947	$(176,902)		$-	$(45,728)

Income (loss) per common share
Basic	$(0.56)								$(0.02)
Diluted	$(0.56)								$(0.02)

Shares used in computing earnings/(loss) per common share
Basic	2,355,045								2,355,045
Diluted	2,355,045								2,355,045

 ONFOLIO HOLDINGS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

	Consolidated Historical December 31, 2021	SEO Butler	SEO Butler Pro Forma Adjustments		BCP Media	BCP Media Pro Forma Adjustments		Other Transaction Accounting Adjustments	Combined Pro Forma December 31, 2021
Revenues	$1,808,543	$720,610	$-		$3,762,496	$-		$-	$6,291,649
Cost of revenues	1,073,509	366,382	-		1,673,197	-		-	3,113,088
Gross profit	735,034	354,228	-		2,089,299	-		-	3,178,561

Operating expenses:
Selling, general and administrative expenses	2,479,152	140,189	89,167	(g)	1,245,254	281,833	(g)	-	4,425,396
Professional Fees	208,193	-	-		220,232	-		-	428,425
Total operating expenses	2,687,345	140,189	89,167		1,465,486	281,833		-	4,853,821

Income (loss) from operations	(1,952,311)	214,039	(89,167)		623,813	(281,833)		-	(1,239,016)

Other income (expense):
Equity Method Income	50,684	-	-		-	-		-	50,684
Dividend Income	9,970	-	-		-	-		-	9,970
Interest income (expense), net	(9,805)	-	-		(14,702)	(71,970)	(h)	-	(97,677)
Other income	-	2	-		250,000	-		-	250,611
Forgiveness of debt	-	-	-		20,832	-		-	20,832
Total other income (expense)	50,849	2	-		256,130	(71,970)		-	234,420

Income (loss) before income taxes	(1,901,462)	214,041	(89,167)		879,943	(353,803)		-	(1,004,596)
Income tax (provision) benefit	1,314	(29,424)	-		-	-		-	(28,110)
Net income (loss)	(1,900,148)	184,617	(89,167)		879,943	(353,803)		-	(1,032,706)
									-
Dividends on Preferred stock	(106,825)	-	-		-	-		-	(106,825)
Net income (loss) available to Common Shareholders	$(2,006,973)	$184,617	$(89,167)		$879,943	$(353,803)		$-	$(106,825)

Income (loss) per common share
Basic	$(0.96)								$(0.05)
Diluted	$(0.96)								$(0.05)

Shares used in computing earnings/(loss) per common share
Basic	2,080,733								2,080,733
Diluted	2,080,733								2,080,733

ONFOLIO HOLDINGS, INC.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1.	DESCRIPTION OF TRANSACTIONS

SEO Butler Acquisition

On October 6, 2022, the Company entered into a Share Purchase Agreement (“Share Purchase Agreement”) with i2W Ltd, a company incorporated and registered in England and Wales (“Seller”), and Jonathan Kiekbusch, Ezekiel Daldy, and Lyndsay Kiekbusch, shareholders of the Seller (collectively, the “Guarantors”), for the purchase of all of the issued share capital (“Sale Shares”) of SEO Butler Limited, a company incorporated and registered in England and Wales (“SEO Butler”). Seller is the owner of the legal and beneficial title to the Sale Shares of SEO Butler, which operates as a productised service business operated via the seobutler.com website and the custom build order management system on orders.seobutler.com and under the SEOButler and PBNButler names. The Guarantors have agreed to guarantee to the Company the due and punctual performance, observance and discharge by the Seller of all the Guaranteed Obligations (as defined in the Share Purchase Agreement) if and when they become performable or due under the Share Purchase Agreement.

Pursuant to the Share Purchase Agreement, and on the terms and subject to the conditions contained therein, at the closing, the Company purchased the Sale Shares from the Seller, all as more fully described in the Share Purchase Agreement. The aggregate purchase price paid by the Company was $950,000. The transaction closed on October 13, 2022 and will be accounted for as a business combination under ASC 805.

BCP Media Acquisition

On October 13, 2022, the Company entered into an Asset Sale and Purchase Agreement (“BCP Asset Purchase Agreement”) with BCP Media, Inc., a Florida corporation (“BCP Media”), and Caitlin Pyle and Cody Lister, principals of BCP Media.

Pursuant to the BCP Asset Purchase Agreement, the Company purchased from BCP Media, substantially all the Proofreading Business (defined below) assets of BCP Media and assigned the acquired assets to the Company, which, pursuant to the BCP Asset Purchase Agreement and certain ancillary agreements, will operate the business of online proofreading training (the “Proofreading Business”) via the following websites: ProofreadAnywhere.com, WorkAtHomeSchool.com, and WorkYourWay2020.com.

Pursuant to the BCP Asset Purchase Agreement, and subject to the terms and conditions contained therein, BCP Media sold to the Company the purchased assets, all as more fully described in the BCP Asset Purchase Agreement. The purchase price was paid as follows: $4,499,000, plus a warrant to purchase up to 20,000 shares of the Company’s common stock at the price of $4.75 per share (the “Warrant”), with $2,100,000 paid in cash at the closing and $2,399,000 paid via a promissory note (the “BCP Note”).

The BCP Note was made by the Company to BCP Media. The BCP Note has the principal sum of $2,399,000 (the “Loan Amount”) and it matures on the one year anniversary from the date of the BCP Note (the “Maturity Date”). Interest on the outstanding principal balance of, and all other sums owing under the Loan Amount, is three percent (3%) (the “Interest Rate”), compounded annually. Upon the occurrence of an Event of Default (as defined in the BCP Note), the Interest Rate automatically increases to the rate of eight percent (8%) per annum, compounded annually. The Loan Amount is payable as follows: (i) commencing on the date that is thirty (30) days from the date of the BCP Note, and continuing monthly on such same day thereafter, the Company shall make an interest only payment to BCP Media equal to $5,997.50 per month; and (ii) the entire Loan Amount, together with all accrued but unpaid interest thereon, shall be due and payable on the Maturity Date.

The transaction closed on October 14, 2022 and will be accounted for as a business combination under ASC 805.

2.	BASIS OF PRESENTATION

The accompanying unaudited pro forma combined financial statements are based on the Company’s and the Acquired Businesses’ historical financial as adjusted to give effect to the pro forma adjustments necessary to reflect the Acquisitions and the Company’s new equity issuance to finance the acquisition. The unaudited pro forma combined statement of operations for the six months ended June 30, 2022 and the year ended December 31, 2021, gives effect to the Acquired Businesses as if it had occurred on January 1, 2022 and 2021, respectively and the pro forma combined balance sheet as of June 30, 2022 gives effect to the Acquisition as if it had occurred on June 30, 2022.

3.	PRELIMINARY PURCHASE PRICE ALLOCATIONS

The preliminary purchase price for the Acquired Businesses have been allocated to the assets acquired and liabilities assumed for purposes of this pro forma financial information based on their estimated relative fair values. The purchase price allocations herein are preliminary. The final purchase price allocations for the Acquired Businesses will be determined after completion of a thorough analysis to determine the fair value of all assets acquired and liabilities assumed but in no event later than one year following completion of the Acquisitions. Accordingly, the final acquisition accounting adjustments could differ materially from the accounting adjustments included in the pro forma financial statements presented herein. Any increase or decrease in the fair value of the assets acquired and liabilities assumed, as compared to the information shown herein, could also change the portion of purchase price allocable to goodwill and could impact the operating results of the Company following the acquisition due to differences in purchase price allocation, depreciation and amortization related to some of these assets and liabilities.

SEO Butler Preliminary Purchase Price Allocation

The acquisition of SEO Butler is being accounted for as a business combination under Financial Accounting Standards Board Accounting Standards Codification (ASC) 805. The following information summarizes the provisional purchase consideration and preliminary allocation of the fair values assigned to the assets at the purchase date:

Preliminary Purchase Price:

Cash	$950,000
Total preliminary purchase consideration	$950,000

Preliminary Purchase Price Allocation
Cash	$87,221
Website domains	70,000
Customer relationships	316,000
Trademarks and trade names	90,000
Non-compete agreement	30,000
Liabilities assumed	(241)
Goodwill	357,020
Net assets acquired	$950,000

BCP Media Preliminary Purchase Price Allocation

The acquisition of BCP Media is being accounted for as a business combination under Financial Accounting Standards Board Accounting Standards Codification (ASC) 805. The following information summarizes the provisional purchase consideration and preliminary allocation of the fair values assigned to the assets at the purchase date:

Preliminary Purchase Price:

Cash	$2,100,000
Promissory Note	2,399,000
Earn-out provision	60,000
Total preliminary purchase consideration	$4,559,000

Preliminary Purchase Price Allocation
Website domains	$130,000
Customer relationships	916,000
Trademarks and trade names	700,000
Non-compete agreement	80,000
Liabilities assumed – Deferred revenue	516,014
Goodwill	3,249,014
Net assets acquired	$4,559,000

4.	PRO FORMA ADJUSTMENTS

The unaudited pro forma combined statements of operations and balance sheets reflect the effect of the following pro forma adjustments:

(a)	Net pro forma impact to cash as follows:

Cash paid to sellers of SEO Butler	$(950,000)
Cash paid to sellers of BCP Media	(1,250,000)
Remove historical cash of BCP Media	(233,107)
Net pro forma impact to cash	$2,433,107

(b)	Other Consideration given for asset acquisitions consisting of:

Note payable bearing interest at 3% per annum with a maturity date of October 14, 2023	$2,399,000
Warrant for the purchase of Onfolio common shares at an exercise price of $4.75	60,000
Total other consideration given	$2,459,000

(c)	Elimination of historical assets and liabilities not acquired as part Acquired Businesses

(d)	Estimated Fair Value of intangible assets acquired in acquisitions comprised of the following:

Intangible assets acquired from purchase of SEO Butler	$506,000
Intangible assets acquired from purchase of BCP Media	1,826,000
Total intangible assets acquired	$2,332,000

(e)	Estimated Fair Value of goodwill acquired in business acquisitions

Goodwill acquired from purchase of SEO Butler	$357,020
Goodwill acquired from purchase of BCP Media	3,249,014
Total Goodwill acquired	$3,606,034

(f)

On August 30, 2022, the Company completed its initial public offering, issuing 2,753,750 shares of common stock and 5,507,500 warrants (6,117,250 warrants including the option warrants), for net cash proceeds of $12,434,485. A portion of these proceeds were used to fund the cash portion of the consideration paid to the sellers of the Acquired Businesses. The Company also wrote off $179,016 of prepaid offering costs as a cost of capital of the initial public offering.

(g)	Estimated intangible assets amortization of acquired intangible assets.

(h)	Estimated interest from new promissory notes issued as consideration to the sellers of the Acquired Businesses.